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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 4, 1996


                          SOUTHWEST GAS CORPORATION
            (Exact name of registrant as specified in its charter)


            California                  1-7850            88-0085720
  (State or other jurisdiction of    (Commission       (I.R.S. Employer
  incorporation or organization)     File Number)     Identification No.)

     5241 Spring Mountain Road
       Post Office Box 98510
         Las Vegas, Nevada                              89193-8510
(Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code: (702) 876-7237




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ITEM 5.   OTHER EVENTS

In connection with the Southwest Gas Corporation Form S-3 Registration Statement No. 333-14605, included herewith as an exhibit is the consent of Arthur Andersen LLP, independent public accountants.

ITEM 7.   EXHIBITS

23.01     Consent of Arthur Andersen LLP, Independent Public Accountants







                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SOUTHWEST GAS CORPORATION



Date: November 4, 1996                 /s/ EDWARD A/ JANOV
                                    -------------------------
                                         Edward A. Janov
                                   Vice President/Controller and
                                      Chief Accounting Officer

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